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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                             -----------------------

       Date of Report (Date of earliest event reported): February 21, 2002


                         United States Steel Corporation
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                    1-16811                  25-1897152
 -------------------     ------------------------    ----------------------
  (State or other        (Commission File Number)        (IRS Employer
  jurisdiction of                                      Identification No.)
   incorporation)


       600 Grant Street, Pittsburgh, PA                         15219-2800
 -------------------------------------------                    ----------
 (Address  of  principal  executive offices)                    (Zip Code)

                                 (412) 433-1121
                    -----------------------------------------
                    (Registrant's telephone number, including
                                   area code)
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Item 7. Financial Statements and Exhibits

         (c) Exhibits

             99.1. Narration of presentation given by John Surma at United States Steel Gary Works

Item 9.  Regulation FD Disclosure

United States Steel Corporation is furnishing information under Regulation FD for the February 21, 2002 presentation being given by John Surma, United States Steel Vice Chairman and Chief Financial Officer. Attached is a narration of the presentation in substantially the form given.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By  /s/ Gretchen R. Haggerty
    ---------------------------
    Gretchen R. Haggerty
    Senior Vice President and Controller


Dated: February 21, 2002